EXHIBIT 10.4

Advanced Credit Technologies, Inc.

Subscription Agreement

Advanced Credit Technologies, Inc.

Subscription Agreement Information

Roy Aafredt

PO BOX 96
Eden ,SD. 57232                                           $25,000                      11/2009                      250,000 common                                shares
$10,000                      08/2010                      100,000 common                                shares
701-588-4135                                                      Consulting                                           100,000 common                                shares
Richard Wagner
1350 3rd Ave South
Fargo, ND. 58103                                           $10,000                      01/2010                      100,000 common                                shares
701-235-6155

Paul Staffile
14303 Patty Berg Drive
Fort Meyers, FL. 33919                                                      $5000                      02/2010                      50,000 common                                shares
239-433-4423

J. Michael Cullen
3032 23rd Ave SW
Fargo, ND.  58103                                           $10,000                      03/2010                      100,000 common                                shares
701-371-4036

Todd Thomas
8407 Haeg Drive
Bloomington, MN. 55431                                           $7500                      03/2010                      75,000 common                                shares
$2500                      07/2010                      25,000 common                                shares
952-881-5088

Edward Roos
5415 SW 22nd Ave
Cape Coral, FL. 33917                                                      $5000                      03/2010                      50,000 common                                shares
239-542-3339

Tabatha & Eric Melby                                                      $5000                      04/2010                      50,000 common                                shares
17945 230th Ave
Detroit Lakes, MN. 56501
218-439-6405

Karl & Joni Benardchik
17160 County Road 2
Walcott, ND. 58077                                           $6000                      04/2010                      60,000 common                                shares
701-899-1341

Charles Gillette
3905  24th St
Sioux Falls, SD. 57103                                                      $10,000                      05/2010                      100,000 common                                shares
605-334-2517

Craig Tevedahl
11059 SD Highway 27
Britton, SD. 57430                                           $5000                      05/2010                      50,000 common                                shares
605-880-7506

Pablo Silva
1327 SE 25th Terrace
Cape Coral, FL. 33904                                                      $5000                      05/2010                      50,000 common                                shares
239-362-6556

John Cancelliere                                           $1250                      05/2010                      12,500 common                                shares
501 Avellino Isles Circle #39201
Naples, FL. 34119
239-216-2267

Dave O'Brien                                           $1250                      05/2010                      12,500 common                                shares
16051 Briarcliff Lane
Fort Myers, FL. 33912
239-633-3253

Darrell Vasvick
1509 17th St S
Fargo, ND. 58103                                           $5000                      05/2010                      50,000 common                                shares
701-261-3412

Kim Winters
415 SW 14th Court
Pompano Beach, FL. 33060                                                      $5000                      06/2010                      50,000 common                                shares
954-695-2416

Joyce Lehr
4515 SW 14th Court
Pompano Beach, FL. 33060                                                      $5000                      06/2010                      50,000 common                                shares
954-782-6962

Donald E Smith
22545 North Pearl Lake
Detroit Lakes, MN. 56501                                           $5000                      06/2010                      50,000 common                                shares
$6000                      12/2010                      60,000 common                                shares
218-849-5759

Chad Wolf
1156 42nd Ave West #A
West Fargo, ND. 58078                                                      $2500                      06/2010                      25,000 common                                shares
701-730-4572

Jill Kornblatt-Danford
805 Saddle Hill
Marietta, GA. 30068                                                      $5000                      06/2010                      50,000 common                                shares
$5000                      07/2010                      50,000 common                                shares
770-850-8458

Lawrence Hauskins
8300 Norman Center Drive #1150
Bloomington, MN. 55437                                           $5000                      07/2010                      50,000 common                                shares
952-484-3954

Mary McAlpin
3597 Tuckers Farm
Marietta, GA. 30067                                                      $5000                      07/2010                      50,000 common                                shares
770-984-2643

Paul & Beth Norcia
18183 Lansford Path
Lakeville, MN. 55044                                                      $10,000                      08/2010                      100,000 common            shares
952-412-7200

Ruben Zak
3856 Luverne St                                                      $1250                      05/2010                      12,500                      commonshares
Fort Myers, FL. 33091                                                      $5000                      09/2010                      50,000                      commonshares
Consulting                                100,000  common                                shares
239-223-2241

Patrick DeRosa
12070 Lucca Street
Fort Myers, FL. 33966                                                      $2500                      09/2010                      25,000                      commonshares
201-681-1581

William & Sue Griz
3683 Recreation Lane
Naples, FL. 34116                                           $5000                      10/2010                      50,000                      common                      shares
239-450-5386

Lawrence Maloney
20750 Idaho Ave
Lakeville, MN. 55044                                                      $5000                      11/2010                      50,000                      commonshares
651-270-9285

Nan Bowen
100 Royal Oaks Drive
Double Oak, TX. 75077                                                      $5000                      11/2010                      50,000                      commonshares
817-681-5999

Nancy Schlagel-Maloney
20750 Idaho Ave
Lakeville, MN. 55044                                                      $5000                      12/2010                      50,000                      commonshares
651-460-1701

Brad Alsterlund                                                      $7500                      12/2010                      75,000                      commonshares
13563 Foxberry Road
Savage, MN. 55378

952-445-7514

JR Venegas                                           $3000                      12/2010                      30,000                      common                      shares
11139 Cresthaven Trail                                                      $2000                      01/2011                      20,000                      commonshares
Woodbury, MN. 55129

651-270-9003

2011 Investors

Thomas S Montibrand                                                      $2500                      01/2011                      25,000                      commonshares
2192 129th CT NE                                           $1000                      02/2011                      10,000                      common                      shares
Blaine, MN. 55434                                           $1000                      03/2011                      10,000                      common                      shares
$12500                                05/2011                      125,000 common                                shares
763-300-7879

Infinity Capital Group/Tomer Moshe
$1000                      01/2011                      10,000                      common                      shares
110 Tudor Court
Lakewood, NJ. 08701

732-857-0587

Elizabeth James                                                      $10,000                      01/2011                      100,000  common                                shares
1759 Stuart Road West
Princeton, NJ. 08540

609-203-4204

Rebecca Spinler                                           $5000                      04/2011                      50,000                       common                      shares

111 East Kellogg Blvd #3203

St Paul, MN. 55101    612-710-9960

Greg Montbriand                                           $1000                      05/2011                      10,000                       common                      shares
19367 Ellington Trail
Farmington, MN. 55024

651-463-9507
______________________________________________________________________________

Christopher Melander                                                      $8000                      05/2011                      80,000                       commonshares
19658 Jersey Ave
Lakeville, MN. 55044

952-469-6605
______________________________________________________________________